UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017 (April 30, 2017)

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 Sierra Point Parkway
Brisbane, California 94005
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 1, 2017, Innoviva, Inc., a Delaware corporation (the “Company”), filed a Brief in Support of its Cross Motion for a Status Quo Order Confirming the Directors of Innoviva Pending Resolution of the Section 225 Action and in Opposition to Plaintiffs’ Motion for Entry of Status Quo Order in the Delaware Court of Chancery in connection with previously disclosed case captioned Sarissa Capital Domestic Fund LP, et al. v. Innoviva, Inc., C.A. No. 2017-0309-JRS (Del. Ch. April 20, 2017).  On April 30, 2017, the Company also filed a Brief in Support of its Motion to Dismiss the Verified Complaint, as corrected on May 1, 2017, in the Delaware Court of Chancery in connection with previously disclosed case captioned Sarissa Capital Domestic Fund LP, et al. v. Innoviva, Inc., C.A. No. 2017-0309-JRS (Del. Ch. April 20, 2017).  A copy of each of Defendant Innoviva, Inc.’s Brief in Support of its Motion to Dismiss the Verified Complaint and Defendant Innoviva, Inc.’s Brief in Support of its Cross Motion for a Status Quo Order Confirming the Directors of Innoviva Pending Resolution of the Section 225 Action and in Opposition to Plaintiffs’ Motion for Entry of Status Quo Order are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in each of Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Defendant Innoviva, Inc.’s Corrected Brief in Support of its Motion to Dismiss the Verified Complaint
99.2

Defendant Innoviva, Inc.’s Brief in Support of its Cross Motion for a Status Quo Order Confirming the Directors of Innoviva Pending Resolution of the Section 225 Action and in Opposition to Plaintiffs’ Motion for Entry of Status Quo Order

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: May 2, 2017	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

3